Other income	12 Months Ended
Dec. 31, 2023
Component of Operating Income [Abstract]
Other income	Other income
Other income consisted of the following for the years ended December 31, 2023, 2022 and 2021:

	Year Ended December 31,
	2023	2022	2021
Management fees	$33,815	$38,229	$15,725
Proceeds from unsecured claims	5,754	98,565	635,075
Interest and other income	190,909	117,280	71,774
	$230,478	$254,074	$722,574
On April 22, 2021, we entered into a claims sale and purchase agreement with a third party for the sale of certain unsecured claims filed by various AerCap companies against LATAM Airlines Group S.A. and certain of its subsidiaries in the Chapter 11 case captioned LATAM Airlines Group S.A., et al., Case No. 20-11254 (JLG) (Jointly Administered). Subsequent to the bankruptcy court entering an order establishing the allowed claim amount in May 2021, the sale of a portion of the unsecured claims closed. Approximately $595 million of sale proceeds were recognized in other income during the year ended December 31, 2021. In June 2022, the Bankruptcy Court entered an order establishing the allowed claim amount and the sale of the final portion of the unsecured claims closed. Approximately $39 million of sale-related proceeds were recognized in other income during the year ended December 31, 2022.